                                                                      Exhibit 21

HARSCO CORPORATION

Subsidiaries of the Registrant

                                                    Country of                  Ownership
Name                                                Incorporation               Percentage
----                                                -------------               ----------

Heckett MultiServ S.A.I.C.                          Argentina                         100%
MetServ Holdings Pty. Limited                       Australia                          55%
MetServ Australasia Pty. Ltd.                       Australia                          70%
MetServ Victoria Pty. Ltd.                          Australia                          70%
MetServ Pty. Ltd.                                   Australia                          55%
Harsco (Australia) Pty. Limited                     Australia                         100%
Harsco Track Technologies Pty. Ltd.                 Australia                         100%
Taylor-Wharton (Australia) Pty. Limited             Australia                         100%
Heckett MultiServ (Australia) Pty. Ltd.             Australia                         100%
AluServ Middle East W.L.L.                          Bahrain                            65%
Heckett MultiServ S.A.                              Belgium                           100%
Heckett MultiServ Russia S.A.                       Belgium                           100%
Loyquip Holdings S.A.                               Belgium                           100%
Societe D'Etudes et D'Administration
 des Entreprises S.A.                               Belgium                           100%
SGB Belgium Sarl                                    Belgium                           100%
Fortuna Insurance Limited                           Bermuda                           100%
Harsco (Bermuda) Limited                            Bermuda                           100%
Sobremetal - Recuperacao de Metais Ltda.            Brazil                            100%
Heckett MultiServ Limitada                          Brazil                            100%
Harsco Canada Limited                               Canada                            100%
Guernsey Plant Hire Ltd.                            Channel Islands-Guernsey          100%
SGB (Channel Islands) Ltd.                          Channel Islands-Jersey            100%
SGB Gulf Ltd.                                       Channel Islands-Jersey            100%
Heckett MultiServ S.A.                              Chile                             100%
Heckett MultiServ Zhejiang Iron &
 Steel Service Corp. Ltd.                           China                              80%
Jiangxi Huanyou Resources Development
 Company Limited                                    China                              55%
MultiServ Wuhan Co. Ltd.                            China                             100%
Taylor-Wharton (Beijing) Cryogenic
 Equipment Co. Ltd.                                 China                              51%
MultiServ spol. s.r.o.                              Czech Republic                    100%
Czech Slag - Nova Hut s.r.o.                        Czech Republic                     65%
Heckett MultiServ Cz s.r.o.                         Czech Republic                    100%
SGB Cz a.s.                                         Czech Republic                    100%
Witca SGB Stillads ApS                              Denmark                           100%
Alt Til Alt Undlejning A/S                          Denmark                           100%
Heckett MultiServ Bahna S.A.E.                      Egypt                              65%
Heckett Bahna Co. For Industrial
 Operations S.A.E.                                  Egypt                              65%
SGB Egypt for Scaffolding and
 Formwork S.A.E.                                    Egypt                            87.5%

HARSCO CORPORATION

Subsidiaries of the Registrant

                                                    Country of                  Ownership
Name                                                Incorporation               Percentage
----                                                -------------               ----------

Bergslagens Suomi Oy                                Finland                        100%
Heckett MultiServ France S.A.                       France                         100%
Floyequip S.A.                                      France                         100%
PyroServ                                            France                         100%
Heckett MultiServ S.A.S.                            France                         100%
Heckett MultiServ Sud S.A.                          France                         100%
Heckett MultiServ Industries S.A.S.                 France                         100%
Heckett MultiServ Logistique et
 Services Specialises S.A.S.                        France                         100%
SGB France S.A.S.                                   France                         100%
SCI Fetan S.A.                                      France                         100%
SCI Branchy S.A.                                    France                         100%
SGB S.A.S.                                          France                         100%
Carbofer International GmbH                         Germany                        100%
MultiServ GmbH                                      Germany                        100%
Harsco GmbH                                         Germany                        100%
SGB Geruste Und Baugerate GmbH                      Germany                        100%
Heckett MultiServ Guatemala S.A.                    Guatemala                      100%
SGB Asia Pacific Ltd.                               Hong Kong                      100%
Pt Esgebe Bracindo Jaya                             Indonesia                      100%
SGB Scafform Ltd.                                   Ireland                        100%
MultiServ SrL                                       Italy                          100%
IlServ SrL                                          Italy                           65%
Luxequip Holding S.A.                               Luxembourg                     100%
Heckett MultiServ S.A.                              Luxembourg                     100%
Societe Luxembourgeoise D'Interim S.A.              Luxembourg                     100%
Heckett MultiServ Kemaman Sdn. Bhd.                 Malaysia                       100%
Taylor-Wharon Gas Equipment Sdn. Bhd.               Malaysia                       100%
Tayor-Wharton Asia (M) Sdn. Bhd.                    Malaysia                       100%
SGB Asia Pacific (M) Sdn Bhd.                       Malaysia                       100%
Irving, S.A. de C.V.                                Mexico                         100%
Heckett Mexicana, S.A. de C.V.                      Mexico                         100%
Andamios Patentados, S.A. de C.V.                   Mexico                         100%
Electroforjados Nacionales, S.A. de C.V.            Mexico                         100%
Heckett MultiServ International B.V.                Netherlands                    100%
Heckett MultiServ Finance B.V.                      Netherlands                    100%
Heckett MultiServ China B.V.                        Netherlands                    100%
Heckett MultiServ Far East B.V.                     Netherlands                    100%
Harsco Europa B.V.                                  Netherlands                    100%
Heckett MultiServ (Holland) B.V.                    Netherlands                    100%
Slag Reductie (Pacific) B.V.                        Netherlands                    100%
Slag Reductie Nederland B.V.                        Netherlands                    100%
SGB North Europe B.V.                               Netherlands                    100%

HARSCO CORPORATION
Subsidiaries of the Registrant

                                                    Country of                  Ownership
Name                                                Incorporation               Percentage
----                                                -------------               ----------

Stalen Steigers Holland B.V.                        Netherlands                    100%
SGB Holland B.V.                                    Netherlands                    100%
SGB Industrial Services B.V.                        Netherlands                    100%
SGB Events B.V.                                     Netherlands                    100%
Harsco Finance B.V.                                 Netherlands                    100%
The Slag Reduction Company
 (New Zealand) Limited                              New Zealand                     50%
Heckett MultiServ A.S.                              Norway                         100%
Slag Reduction Polska SP Z.O.O.                     Poland                         100%
Companhia de Tratamento de
 Sucatas, Limitada                                  Portugal                       100%
Trenci-Engenharia Tecnicas
 Racuionalizades de Construcao Civil Lda.           Portugal                       100%
Heckett MultiServ Saudi Arabia Limited              Saudi Arabia                    55%
SGB Asia Pacific (S) Pte. Ltd.                      Singapore                      100%
SGB Slovensko s.r.o.                                Slovak Republic                100%
MultiServ Slovensko spol. s.r.o.                    Slovak Republic                100%
Taylor-Wharton Harsco, s.r.o.                       Slovak Republic                100%
Heckett MultiServ (FS) (Pty.) Limited               South Africa                   100%
SteelServ (Pty.) Ltd.                               South Africa                   100%
Heckett MultiServ (Pty.) Limited                    South Africa                   100%
S.R.V. Mill Services (Pty.) Ltd.                    South Africa                   100%
Heckett MultiServ (SR) (Pty.) Ltd.                  South Africa                   100%
SRH Mill Services (Pty.) Ltd.                       South Africa                   100%
Ilanga SteelPhalt                                   South Africa                    51%
MultiServ Lycrete S.A.                              Spain                          100%
Serviequipo S.A.                                    Spain                          100%
MultiServ Intermetal S.A.                           Spain                          100%
MultiServ Iberica S.A.                              Spain                          100%
Heckett MultiServ Reclamet, S.A.                    Spain                          100%
Gestion Materias Ferricas, S.A.                     Spain                          100%
Heckett MultiServ Nordiska A.B.                     Sweden                         100%
SGB Stallningar A.B.                                Sweden                         100%
Heckett MultiServ (Sweden) A.B.                     Sweden                         100%
Montanus Industriforvaltning A.B.                   Sweden                         100%
Bergslagens Stalservice A.B.                        Sweden                         100%
Heckett MultiServ (Thailand)
 Company Limited                                    Thailand                        70%
Quebeisi SGB Ltd.                                   United Arab Emirates            49%
Heckett MultiServ Investment Limited                U.K.                           100%
Heckett MultiServ plc                               U.K.                           100%
Heckett MultiServ (U.K.) Ltd.                       U.K.                           100%
MultiServ Overseas Ltd.                             U.K.                           100%
Quipco Ltd.                                         U.K.                           100%

HARSCO CORPORATION
Subsidiaries of the Registrant

                                                    Country of                  Ownership
Name                                                Incorporation               Percentage
----                                                -------------               ----------

Harsco (U.K.) Ltd.                                  U.K.                           100%
Heckett International Services Limited              U.K.                           100%
Heckett Limited                                     U.K.                           100%
Faber Prest (Australia) Limited                     U.K.                           100%
Faber Prest (Overseas) Limited                      U.K.                           100%
Faber Prest (Pacific) Limited                       U.K.                           100%
Faber Prest Distribution Limited                    U.K.                           100%
Faber Prest Limited                                 U.K.                           100%
Heckett MultiServ (A.S.R.) Ltd.                     U.K.                           100%
Heckett MultiServ (Sheffield) Ltd.                  U.K.                           100%
Heckett MultiServ (S.R.) Ltd.                       U.K.                           100%
Otis Transport Services Limited                     U.K.                           100%
Slag Reduction Overseas Limited                     U.K.                           100%
Faber Prest (U.S.) Ltd.                             U.K.                           100%
SGB Group Ltd.                                      U.K.                           100%
SGB Services Ltd.                                   U.K.                           100%
SGB Holdings Ltd.                                   U.K.                           100%
SGB Investments Ltd.                                U.K.                           100%
Harsco Investment Ltd.                              U.K.                           100%
Harsco Track Technologies Ltd.                      U.K.                           100%
MastClimbers Ltd.                                   U.K.                            51%
MastClimbers (Scotland) Ltd.                        U.K.                            51%
SQT Ltd.                                            U.K.                            51%
Harsco Foreign Sales Corporation                    U.S. Virgin Islands            100%
Bio-Oxidation Services Inc.                         U.S.A.                         100%
Heckett MultiServ U.S. Corporation                  U.S.A.                         100%
Heckett MultiServ Inc.                              U.S.A.                         100%
Heckett MultiServ Operations Ltd.                   U.S.A.                         100%
Heckett MultiServ General Corp.                     U.S.A.                         100%
Heckett MultiServ Intermetal Inc.                   U.S.A.                         100%
Heckett Technology Services Inc.                    U.S.A.                         100%
Harsco Defense Holding, Inc.                        U.S.A.                         100%
Harsco Minnesota Corporation                        U.S.A.                         100%
Harsco UDLP Corporation                             U.S.A.                         100%
Heckett MultiServ Investment Corporation            U.S.A.                         100%
T.J. Egan and Company Inc.                          U.S.A.                         100%
Faber Prest (U.S.), Inc.                            U.S.A.                         100%
Harsco Technologies Corporation                     U.S.A.                         100%
Bio-Oxidation, Inc.                                 U.S.A.                         100%
SRA Mill Services, Inc.                             U.S.A.                         100%
SGB Holdings Inc.                                   U.S.A.                         100%
SGB Construction Services, Inc.                     U.S.A.                         100%
Heckett MultiServ M.V. & M.S., C.A.                 Venezuela                      100%

Companies in which Harsco Corporation does not exert management control are not consolidated. These companies are listed below as unconsolidated entities

                                              Country of                        Ownership
Name                                          Incorporation/Organization        Percentage
----                                          --------------------------        ----------

Steelstone Holdings (Pty.) Ltd.               Australia                             50%
Steelstone Pty. Limited                       Australia                             50%
Granufos S.A.S.                               France                                50%
Phooltas Tamper Private Limited               India                                 40%
Ferro Scrap Nigam Ltd.                        India                                 40%
p.t. Purna Baja Heckett                       Indonesia                             40%
IKG-Salcon Sdn. Bhd.                          Malaysia                              50%
SGB Al Darwish United WLL                     Qatar                                 49%
Salamis / SGB Limited                         Scotland                              50%
Auxihec                                       Spain                                 50%
SGB Hertel Limited                            U.K.                                  50%